UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 21, 2002

                      AMERICAN WATER WORKS COMPANY, INC.
                ----------------------------------------------
              (Exact name of registrant specified in its charter)

           Delaware                    0001-03437           51-0063696
-------------------------------       ------------      -----------------
(State or other Jurisdiction          (Commission       (I.R.S. Employer
      of Incorporation)               File Number)     Identification No.)

  1025 Laurel Oak Road, P.O. Box 1770 Voorhees, NJ             08043
-----------------------------------------------------   -----------------
        (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code: (856) 346-8200

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ITEM 5.  OTHER EVENTS.

     On November 21, 2002, American Water Works Company, Inc. issued a press release announcing the receipt of certain state regulatory approvals in respect of its proposed merger with a subsidiary of RWE AG. The press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits.

     The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.     Description
-----------     -----------

99.1 Press Release, dated as of November 21, 2002, of American Water Works Company, Inc.

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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN WATER WORKS COMPANY, INC.


                                       By:   /s/ W. Timothy Pohl
                                           ------------------------------------
                                           Name:  W. Timothy Pohl
                                           Title: General Counsel and Secretary


Date:  November 21, 2002

                                EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1 Press Release, dated as of November 21, 2002, of American Water Works Company, Inc.